EXHIBIT 10.2

ASSIGNMENT

THIS ASSIGNMENT is made and effective as of April 24, 2017 by and between the ENERGY AND ENVIRONMENTAL RESEARCH CENTER FOUNDATION (“EERC Foundation”), a non-profit corporation organized under the laws of the State of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9018, Grand Forks, North Dakota 58202, and MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation (“ME2C”), having its principal place of business at 670 D Enterprise Drive, Lewis Center, Ohio 43035.

WHEREAS, EERC Foundation owns by ASSIGNMENT from the named inventors recorded in the United States Patent and Trademark Office, the right, title, and interest in the patents and patent applications listed in Appendix A attached hereto; and

WHEREAS, ME2C desires to own EERC Foundation’s entire right, title, and interest in and to the patents and patent applications listed in Appendix A.

NOW THEREFORE, be it known that, for good and valuable consideration, receipt of which is hereby acknowledged, the EERC Foundation hereby sells, assigns, transfers and sets over to ME2C, its lawful successors and assigns, all rights, titles, interests, and accrued causes of action for damages for infringement of, all patents, patent applications, all divisions, substitutions, continuations, continuations-in-part, reissues, reexaminations, and extensions thereof, together with all foreign counterparts thereof and patents issuing thereon derived from or claiming priority of the United States provisional patent application or other provisional patent application filed for an issued patent or patent application as set forth in Appendix A;

AND, EERC Foundation hereby represents, warrants and agrees that EERC Foundation has the full right to convey the interests assigned by this ASSIGNMENT, and has obtained the approval from the U.S. Department of Energy and from the U.S. Environmental Protection Agency necessary to transfer the interests assigned hereby to ME2C;

AND, this ASSIGNMENT may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party has caused its authorized representative to execute this ASSIGNMENT, effective as of the date indicated above.

Energy and Environmental Research Center Foundation		Midwest Energy Emissions Corp.

By:	/s/ Ron Ness	By:	/s/ Richard H. Gross
Name	Ron Ness	Name	Richard H. Gross
Title	President	Title	Chief Financial Officer

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ACKNOWLEDGMENT

State of North Dakota	)
) ss:
County of Burleigh	)

On the 24th day of April, 2017, before me, the undersigned, personally appeared Ron Ness, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument on behalf of Energy and Environmental Research Center Foundation, and acknowledged that he executed it in such representative capacity.

/s/ Kay A. Roth
Notary Public

ACKNOWLEDGMENT

State of Ohio	)
) ss:
County of Delaware	)

On the 19 day of May, 2017, before me, the undersigned, personally appeared Richard H. Gross, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument on behalf of Midwest Energy Emissions Corp., and acknowledged that he executed it in such representative capacity.

/s/ Geraldine A. Craig
Notary Public

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APPENDIX A

PATENTS AND PATENT APPLICATIONS

Issued Patents

U.S. Patents

•	U.S. Patent 7,435,286 – Sorbents for the Oxidation and Removal of Mercury (05-001)
•	U.S. Patent 8,173,566 – Process for Regenerating a Spent Sorbent (PAC Regen) (03-023)
•	U.S. Patent 8,168,147 – Sorbents for the Oxidation and Removal of Mercury (09-012)
•	U.S. Patent 8,312,822 – Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds (06-001)
•	U.S. Patent 8,440,585 – Process for Regenerating a Spent Sorbent (03-023US1 CONT)
•	U.S. Patent 7,615,101 – High Energy Dissociation for Mercury Control Systems (05-015)
•	U.S. Patent 7,628,969 – Multifunctional Abatement of Air Pollutants in Flue Gas (09006CIP of 05-015)
•	U.S. Patent 8,807,056 – Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds (06-001CONT)
•	U.S. Patent 8,512,655 – Sorbents for the Oxidation and Removal of Mercury (09-012CONT1)
•	U.S. Patent 8,652,235 – Sorbents for the Oxidation and Removal of Mercury (09-013CIP)
•	U.S. Patent 8,821,819 – Sorbents for the Oxidation and Removal of Mercury (09-012CONT2)
•	U.S. Patent 9,011,805 – Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream (12-001)
•	U.S. Patent 9,155,997 – Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds (06-001CONT2)
•	U.S. Patent 9,468,886- Sorbents for the Oxidation and Removal of Mercury (09-013CIP CONT1)

Foreign Patents

•	Canada Patent 2,523,132 – Process for Regenerating a Spent Sorbent (03-023)
•	Canada Patent 2,584,327 – Sorbents for the Oxidation and Removal of Mercury (05-001)
•	Canadian Patent 2,757,309 Sorbents for the Oxidation and Removal of Mercury (09-013)
•	China Patent ZL200580037037.0 (Certificate No. 635764) – Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury (05-001)
•	Europe Patent 1 796 816 – Sorbents for the Oxidation and Removal of Mercury (05-001EP)
•	Europe Divisional No. 2 431 087 – Removal of Mercury from Flue Gas (05-001EU Div1)

→	Validating the patent application in Germany for issuance of patent
→	Validating the patent application in the Netherlands for issuance of patent
→	Validating the patent application in the United Kingdom for issuance of patent

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•	Europe Patent 2 429 685 – Sorbents for the Oxidation and Removal of Mercury (09013EP)

→	Validating the patent application in Germany for issuance of patent
→	Validating the patent application in the Netherlands for issuance of patent
→	Validating the patent application in the United Kingdom for issuance of patent 200480017704.4

•	China Patent ZL200680041485.2 – High-Energy Dissociation for Mercury Control Systems (05-015CN)
•	Europe Patent 1 931 449 – High-Energy Dissociation for Mercury Control Systems (05015EP)

→	Validating the patent application in Germany for issuance of patent
→	Validating the patent application in the Netherlands for issuance of patent
→	Validating the patent application in the United Kingdom for issuance of patent

•	China Patent ZL201080017698.8 Process for Regenerating a Spent Sorbent (PAC Regen) (09-013CN)
•	China Patent ZL200480017704.4 Process for Regenerating a Spent Sorbent (PAC Regen) (03-023CN)

Pending Patent Applications

U.S. Patents

•	Activated Carbon Sorbent Including Nitrogen and Methods of Using the Same – Application Serial No. 14/195,360 (13-004)
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 14/318,270 (09-012CONT3)
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 15/295,594 (09-013CONT2)
•	Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream – Application Serial No. 14/564,860 (12-001Cont)
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 14/712,558 (09-012CONT4)
•	Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds – Application Serial No. 14/880,463 (06-001CONT3)
•	Promoted Ammonium Salt-Protected Activated Carbon Sorbent Particles For Removal of Mercury From Gas Streams-Application Serial No. 15/382,114 (13-004 CIP)
•	Sorbent Comprising Carbon and Nitrogen and Methods of Using the Same—Application Serial No. 15/449,112 (13-004 CIP2)
•	Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream – Application Serial No. 15/452,527 (12-001Cont2)

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Foreign Patents

•	Process for Regenerating a Spent Sorbent (PAC Regen) (03-023)
	-	Application pending in European Patent Office – Application Serial No. 04750664.7

•	Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury (05-001)
•	Note: A different divisional – Application Serial No. 11 189 249.3 – was abandoned as unpatentable over prior art
•	Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream (12-001PCT)

-	Application pending in Europe
-	Application pending in China
-	Application pending in Canada

•	Activated Carbon Sorbent Including Nitrogen and Methods of Using the Same (13-004PCT)

-	Application pending in Canada
-	Application pending in China
-	Application pending in Europe

Provisional Patent Applications

U.S. Patents

•	Sorbents for the Oxidation and Removal of Mercury – U.S. Provisional Patent Application Serial No. 60/605,640 (05-001PRV)
•	Process for Regenerating a Spent Sorbent – U.S. Provisional Patent Application Serial No. 60/464,868 (03-023PRV)
•	Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds –
•	U.S. Provisional Patent Application Serial No. 60/947,543 (06-001PRV)
•	Activated Carbon Sorbent Including Nitrogen and Methods of Using the Same – Application Serial Number 61/773,549 (13-004PRV)

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